UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): November 20, 2025
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8027 Forsyth Blvd
St. Louis,	Missouri	63105
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Texas
2.000% Notes due 2029	EMR 29	New York Stock Exchange
3.000% Notes due 2031	EMR 31A	New York Stock Exchange
3.500% Notes due 2037	EMR 37	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Emerson Electric Co. ("Emerson" or the "Company") announced on November 20, 2025, that with the completion of the Company's transformation, it has revised its management organization and updated its reportable segments. Beginning in fiscal 2026, Emerson will now report results for five segments, which are described in further detail below.
The Control Systems & Software segment delivers a portfolio of automation systems, intelligent software and industrial AI solutions. This segment empowers industrial organizations worldwide to harness data, optimize performance and achieve operational excellence on the plant level and across the enterprise.

Featuring market-leading brands and technologies – including DeltaV™ and Ovation™ control systems and AspenTech’s asset optimization software – this segment integrates advanced automation, edge-to-cloud analytics and AI. These solutions enable customers to make faster, smarter decisions, boost productivity and accelerate their digital transformation in complex environments. This segment also now includes programmable automation controllers, which were previously reported in the former Discrete Automation segment.
The Test & Measurement segment offers an integrated portfolio of intelligent test platforms, modular hardware and powerful software to accelerate innovation, reduce complexity and enhance product quality. With automated test solutions, the NI brand delivers flexible, AI-enabled tools that provide insights and adaptability for measurement and control challenges across diverse industries.

Featuring open software architectures, flexible hardware systems and expert services, Test & Measurement enables customers to connect data and automation, optimize testing processes and assist in reliable performance. By integrating advanced analytics and automation technologies, these solutions help companies drive efficiency and respond quickly to evolving demands.
The Control Systems & Software and Test & Measurement segments are combined and reported as the Software & Systems group.
The Sensors segment (formerly described as Measurement & Analytical) delivers leading sensing and measurement solutions that provide real-time, reliable data for the world’s most essential applications. Leveraging innovative technologies and trusted brands like Rosemount and Micro Motion, the segment helps customers to monitor critical parameters, optimize operations and support safer, more sustainable performance.

With a comprehensive portfolio that includes secure, wireless and non-intrusive instrumentation, Emerson’s Sensors segment empowers organizations to detect, analyze and respond to changing conditions in even the harshest environments. By seamlessly integrating advanced sensors with automation platforms and analytics, these solutions help customers unlock operational insights, ensure compliance and accelerate productivity at scale.
The Final Control segment is a leading supplier of valves, digital valve controllers, actuators and regulators engineered to excel in the most demanding conditions. Anchored by trusted brands like Fisher, ASCO and Bettis, the segment empowers customers to precisely manage the flow of liquids and gases for safer, more reliable and efficient operations. This segment also now includes the fluid & motion control business from the former Discrete Automation segment.

With solutions spanning control, isolation and pressure relief valves, as well as solenoid and pneumatic valves, valve position indicators, cylinders, air preparation equipment and electric linear motion, Final Control supports critical applications across a wide range of industries. By combining deep expertise with leading technologies, these solutions help customers optimize performance and drive long-term sustainability.
The Sensors and Final Control segments are combined and reported as the Intelligent Devices group.

The Safety & Productivity segment delivers innovative tools, connected equipment and technologies that empower professionals in the mechanical, electrical and plumbing industries to overcome even the toughest job site challenges. The segment provides a comprehensive range of mechanical, electrical and diagnostic solutions to support critical infrastructure, promote safety and drive productivity across construction, maintenance and industrial environments.

Recently expanded to include the electrical equipment and materials joining businesses from the former Discrete Automation segment, Safety & Productivity combines rugged performance with intelligent design and advanced connectivity.

The Company is providing the supplemental unaudited historical results to reflect the impact of the new segment reporting and to facilitate investors' understanding of the Company's segment results on the basis in which they will be reported in fiscal 2026. The information in Exhibit 99.1 does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. The information contained in this Form 8-K is being provided voluntarily and shall not be deemed “filed” for purposes of, or subject to liability under, Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any Company filing with the Securities and Exchange Commission.

Non-GAAP Financial Measures

The supplemental unaudited historical results contain non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Forward-Looking and Cautionary Statements

Statements in this current report on Form 8-K or furnished herewith that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements speak only as of the date of this filing. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause or actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

The Company is including herein supplemental unaudited historical segment information for its new business segments. This information is attached as Exhibit 99.1 and incorporated herein by reference.

Exhibit Number	Description of Exhibits

99.1	Supplemental unaudited historical segment results for fiscal years 2021, 2022, 2023, 2024 and 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	November 20, 2025	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary